UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 15, 2007

                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-7832               75-1729843
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 (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)
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                                  817-252-8000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition

     The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Item on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     On June 21, 2007 Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the first quarter ended June 2, 2007. A copy of this press release is attached hereto as
     Exhibit 99.1.

Item 2.05       Costs Associated with Exit or Disposal Activities

     On June 15, 2007, the Board of Directors of the Company approved a number of actions intended to better align resources with the changing priorities of the business and to continue to reduce the Company's cost structure. These actions include closing approximately 100 stores rather than the 60 closures previously announced, exiting or redirecting certain other business activities, and terminating certain employees. The Company presently expects to record incremental expenses of up to approximately $10.0 million related to these actions, beginning in the second quarter of fiscal 2008 but primarily in the third quarter of fiscal 2008, summarized as follows: up to $8.0 million in lease and other contract termination costs, up to $1.3 million in expenses related to asset disposals, and up to $0.7 million in severance and other employee-related costs. The Company presently estimates that its future cash expenditures related to these actions will be up to $9 million.

Item 9.01       Financial Statements and Exhibits

                (d)     Exhibits.

                Exhibit No.     Description

                99.1 Press release dated June 21, 2007 containing financial results for the first quarter ended June 2, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIER 1 IMPORTS, INC.


Date: June 21, 2007                     By: /s/ Michael A. Carter
                                            ------------------------------------
                                            Michael A. Carter, Senior Vice
                                            President and General Counsel,
                                            Secretary

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description

  99.1 Press release dated June 21, 2007 containing financial results for the first quarter ended June 2, 2007.